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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  March 2, 2004
                Date of Report (Date of earliest event reported)

                             FRANKLIN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


            Michigan                       0-50078              38-2606280
-------------------------------   ------------------------ ---------------------
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
         incorporation)                                     identification no.)



                           24725 West Twelve Mile Road
                           ---------------------------
                    (Address of principal executive offices)

                                 (248) 358-4710
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

         On March 2, 2004, Franklin issued a press release announcing the appointment of Darlene A. Nowak-Baker as the Senior Vice President, Chief Lending Officer of Franklin Bank, National Association. The information contained in the press release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c)       Exhibits.


         Exhibit No.       Description

         99.1              Press release of Franklin Bancorp, Inc. dated
                           March 2, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FRANKLIN BANCORP, INC.


          Date: March 2, 2004              By: /s/ Leonard B. Carleton
                                           ------------------------------
                                           Leonard B. Carleton
                                           Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

Exhibit:          Description:

99.1              Press release of Franklin Bancorp, Inc. dated March 2, 2004



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